Exhibit 99.1

Safe Harbor Statement We make forward-looking statements in this presentation which represent our expectations or beliefs about future events and financial performance. Forward-looking statements are identifiable by words such as "believe," "anticipate," "expect," "intend," "plan," "will," "may" and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties, including those described in the Company's filings with the Securities and Exchange Commission or in the Offering Circular. In addition, actual results could differ materially from those suggested by the forward-looking statements, and therefore you should not place undue reliance on the forward-looking statements.

Nation's largest and fastest growing direct manufacturer, marketer and distributor of Sporting Goods to Institutions in the USA $6B Market; highly fragmented - no large competitor 250,000 School and Institutional Targets Sell equipment and team uniforms via Catalog, Telesales, and now Road Sales Professionals "Revenue Producing Varsity Sports" (baseball, football, basketball) Traditional Accounts (HS / College) via Sales Force Non-Traditional Accounts (Parks, YMCA, Church) via Catalog Factory-Direct; Remove middle man - pass savings to customer Who Is Collegiate Pacific?

Michael Blumenfeld, Chairman & CEO - Founded Direct Selling of Sports Equipment in 1972 Adam Blumenfeld, President - 10+ Years of Experience 1980 - 1996: Built Two $100M Entities in the Space 1998 - Founded Collegiate Pacific, Inc. (AMEX-BOO in 2000) Top 55 Mgrs/Executives from Former Entities 3rd Vehicle - "Best Practice" Model Almost All Employees are Stock/Option Holders Management Ownership: 30% Historical BOO - Pre-FY2004

Last 12 Months: "DID WHAT WE SAID" Organic Growth 20-25% Raised $20M in New Equity Acquisition of Tomark (1/1/04) Acquisition of Kessler (4/1/04) Acquisition of Dixie (7/27/04) Emerge from Transactions Virtually Debt-Free; Substantial Untapped Line PLATFORM IN PLACE

$26M to $90M+ Run Rate in 12 Months Addition of Highly Seasoned Management 30K to 70K Customers in 12 Months 3 to 120 Road Sales Professionals in 12 Months 2,500 to 4,500+ Products in 12 Months Generic Equipment to $50M+ in Branded Uniforms Platform Set

Operating Overview Leveraging The Platform

Industry Manufacturer E Distributor E Sales Force E Dealer E Collegiate Pacific Customer Customer Differences: 30-60% Price Savings Delivery in 7 days vs. 4 weeks 1.5M Catalogs 15 Person Telesales Fax/Email 120 Sales Pros Factory Direct Advantage

Fast Growing CP Organic Business $0 - $31M(P) since 1998 Speed of Delivery; Industry Expertise drives growth Catalog / Telesales driven business SPB from $20 to $24 - - 04'(A) vs. 05' (P) 20-25% internal growth rate New products; New Customers; Deeper Penetration drives growth Gross Margins: 37%

Recent Acquisitions Add to Platform Acquired Two Largest Team Sports Distributors in USA (Kessler, Dixie) Adds 120 Road Sales Pros; 15 States; 6,000 customers 75% Branded Uniforms (#1 Nike, Russell, Adidas, Under Armour Distributor to Institutions) 0% Proprietary Product; 30% Gross Margins; Football intensive (opportunity) Softens Our Seasonality

Category CP Kessler/Dixie Synergy Top Sport Baseball Football 1200+ Proprietary Baseball Sku's Sales Growth for Kessler/Dixie Outside Football Product Type Equipment Uniforms One Stop Shop for Customers. Same Buyer for Equipment & Uniforms. Uniforms into Catalogs; Equipment to Sales Force (bigger tool kit) Selling Tool Catalog Road Man Personalize the sale; Migrate HS accounts Seasonality Jan-June July-Dec Balances Inventory/ Sales Flow Customer Type Park,Y,Church HS,College, Youth League Road men target traditional accounts; Catalogs pivot to target non-traditionals Brands Generic Top Brands Proprietary Sku's Improve Kessler/Dixie Margins; Branded Sku's Expand CP Sales Proprietary Sku's 80% 0% Kessler/Dixie Margins, Sales Benefit from CP Core Expertise of Sourcing, Manufacturing Putting It All Together . . .

Collegiate Pacific National Catalog Telesales Overlay Parks, Y, Churches Tomark Sports National Catalog Installation Component Focus: Own California Kessler/Dixie Sales Force Equipment, Uniforms, Brands High Schools, College, Youth BOO Manufacturing & Import Expertise FY05 Structure

#1. Push CP Proprietary Product Through New Sales Force Drive 1,200+ CP SKU's Through 120 Newly Acquired Sales Professionals (Kessler; Dixie; Tomark) #2. Prove up the sales; margin leverage; Then... #3. Replicate The Model: Expand Geographic Reach of Sales Force Chief Execution Objectives

= 20-50% Savings BASES Domestic International $75 Cost $40 Cost Hundreds of Targeted Equipment SKU's Domestic International $13 Cost $4 Cost FOOTBALL PRACTICE JERSEY Hundreds of Targeted Uniform SKU's Higher Margins Y Virgin Territory Y Competitive Advantage Leverage CP's Sourcing Expertise

Result Stronger Programs with Top Tier Brands Access to Branded Goods in CP Catalog Volume Price Breaks - Margin Improvement Potential Sales Enhancer Y Margin Enhancer Leverage Domestic Relationships

Management Experience 1,200+ Factory Direct SKU's 24 Hour Quick Ship Guarantee Vertically Integrated Supplier Lowest Costs Proprietary Mailing Lists 30 Years Sourcing Expertise Product Designers/Manufacturing Equipment & Uniforms Under One Roof Proprietary 1.5 MM Catalogs 120 Road Salespeople 15 Man Telesales Selling Tools Tough to Compete Lock Down Barriers to Entry

Deliver in FY05 . . .

	FY04(A)	FY05(P)	Increase
Net Sales	$39.6M	$90M+	127%
Operating Profits	$3.2M	$8M+	150%
Net Income	$1.9M	$5M±	163%
EPS	$.25	$.50±	100%
Shares	7.6M	10.2M	34%

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Q104 Q104 Margins Q105 Q105 Margins Increase Net Sales $5.9M $27.7M 364% Operating Profits $.5K 8.5% $3.4M 12.3% 655% Net Income $.3K 5.1% $2.07M 7.5% 669% EPS $.05 $.21 320% Shares 5.77M 10.2M 77% Strong Start . . .

Accelerate Sales Add Accretive Partners Extract Operating Leverage Go-Forward Plan 05' - 07'

Once Leverage Proven - Expand the Scope Sales Force Expansion e 15-50 States; 6K to 20K key accounts Faster Kessler/Dixie Growth via: CP Product Infusion More Competitive Costs New Sports Focus (Lacrosse, Baseball) Faster Tomark Growth via Enhanced Catalogs & New Construction Strong CP Divisional Growth via Telesales & Product Infusion Sales Acceleration

Joint-Ventures/Co-op Marketing Agreements Exclusive Relationships New Product Categories Valued Brands Key New Lines for Sales Force & Catalogs Manufacturing Acquisitions Add Proprietary SKU's to Sales Force/Catalogs Fill the Pipeline "Bottom-up" Highly Selective Distribution Acquisitions Key Regional Sales Hubs - Key Sales Forces Highly Selective Seek Accretive Partners

Prove the Platform Works Expand Platform Scope & Accelerate Sales Add Accretive Partners, then extract the leverage Maintain Low SGA as % of Sales; Increase Gross Margins via Sourcing; Domestic Purchasing Leverage and CP Product Infusion Leverage Cost Cuts and Reduce SGA; Expand Catalogs & Sales Organic Sales Growth; New Uniform SKU's and Strengthened Margins via Factory Absorption Controlled Costs; Higher Margins; Organic Sales Growth Extract Operating Leverage

Fiscal Year '05 (P) '07 (GOAL) Net Sales $90M+ $125M+ Operating Profits $8M+ $16.4M+ Net Income $5M+ $10M+ EPS $.50+ $1.00+ Shares 10.2+ 10.2+ Cash On-Hand $5M $20M Organic Growth No Acquisitions Assumes 200 Basis Point Gross Margin Improvement from FY05 - FY07 Assumes SGA Growth Rate 50% of Sales Growth Rate Goal: $1 Per Share - Organically - By 2007

Highly Fragmented; Poorly Capitalized Space Attractive Pipeline of Targets: Distribution & Product Scalable Platform Primed for SKU, Sales Force Growth $100M - $200M in Identified Revenue Opportunity Use of Proceeds - Why Now?

Revenue Performance Profit Performance Balance Sheet Target Margins Selected Financial Tables

Annual Net Sales Performance CAGR: 39.9% ($ in mm)

Annual Profit Performance Gross Profit Operating Income CAGR: 43.0% Margin Margin 4 Yr. CAGR: 190.5% ($ in mm)

Quarterly Performance ($ in mm)

Strong Balance Sheet Cash Working Capital Total Assets Total Debt Shareholder's Equity $31.2 $85.5 $31.2 $42.9 $3.3 $21.5 $57.6 $1.2 $42.9 September 30, 2004 Actual Pro-Forma (1) ($ in mm) (1) Assuming $30mm convertible notes. $49.3

Target Margins Long-Term Target Gross Profit 33.9% Operating Income 12.4% Net Income 7.5% Q1 FY2005 36% - 38% 13% - 15% 8% - 10% 37.0% FY2002 5.6% 3.1%